UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2008
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2008, the Compensation Committee of the Board of Directors of Itron, Inc. (the Company) approved the following agreements:

o
The Revised Long-Term Performance Plan (LTPP) for senior management and key executive officers to conform the Plan to comply with Section 409A of the Internal Revenue Code. Exhibit 10.1 is incorporated herein by reference.

o
The Form of Restricted Stock Unit Award Notice and Agreement for use in connection with the Company’s LTPP and issued under the Company’s Amended and Restated 2000 Stock Incentive Plan. Exhibit 10.2 is incorporated herein by reference.

o
The Form of Non-Qualified Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. Exhibit 10.3 is incorporated herein by reference.

o	The Form of Incentive Stock Option Grant Notice and Agreement for use in connection with the Company’s Amended and Restated 2000 Stock Incentive Plan. Exhibit 10.4 is incorporated herein by reference.

The following awards were made under the LTPP to executive officers of the Company on February 14, 2008.

Name	Position	Restricted Stock Units
LeRoy D. Nosbaum	Chief Executive Officer and Chairman of the Board	4,216
Steven M. Helmbrecht	Sr. Vice President and Chief Financial Officer	1,459
John W. Holleran	Sr. Vice President, General Counsel and Corporate Secretary	1,459
Philip C. Mezey	Sr. Vice President and Chief Operating Officer, Itron North America	2,235
Malcolm Unsworth	Sr. Vice President and Chief Operating Officer, Actaris	3,136
Jared P. Serff	Vice President, Competitive Resources	666

Other terms of the awards are as described in the LTPP and the related Form of Notice of Restricted Stock Unit Award, which are filed herewith as described above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended Long-Term Performance Plan dated February 14, 2008 between Itron, Inc. and certain of its executive officers.
10.2	Form of Notice of Restricted Stock Unit Award for the Amended Long-Term Performance Plan.
10.3	Form of Non-Qualified Stock Option Grant Notice and Agreement for the Amended and Restated 2000 Stock Incentive Plan.
10.4	Form of Incentive Stock Option Grant Notice and Agreement for the Amended and Restated 2000 Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                    ITRON, INC.

Dated:  February 20, 2008                                By: /s/ Steven M. Helmbrecht
                                                    Steven M. Helmbrecht
                                                    Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended Long-Term Performance Plan dated February 14, 2008 between Itron, Inc. and certain of its executive officers.
10.2	Form of Notice of Restricted Stock Unit Award for the Amended Long-Term Performance Plan.
10.3	Form of Non-Qualified Stock Option Grant Notice and Agreement for the Amended and Restated 2000 Stock Incentive Plan.
10.4	Form of Incentive Stock Option Grant Notice and Agreement for the Amended and Restated 2000 Stock Incentive Plan.